SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 30, 2005


                         AMERICAN BIO MEDICA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
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
           New York                         0-28666                                14-1702188
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(State or Other Jurisdiction of      (Commission File Number)         (IRS Employer Identification Number)
      Incorporation)
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                      122 Smith Road, Kinderhook, NY 12106
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

      On April 27, 2005, the Company had reported in a Current Report on Form 8-K that the Nasdaq Stock Market informed the Company that the closing bid of the Company's common stock had closed below the minimum $1.00 per share requirement for a period of 30 consecutive business days required for continued inclusion under Marketplace Rule 4310(c)(4).

      In a letter dated September 30, 2005, the Nasdaq Stock Market informed the Company that the closing bid of the Company's common stock had been at $1.00 per share or greater for at least 10 consecutive business days and that the Company had therefore regained compliance with Marketplace Rule 4310(c)(4) and that this matter is now closed.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN BIO MEDICA CORPORATION
                                                  (Registrant)


Dated: September 30, 2005                By: /s/ Keith E. Palmer
                                         ---------------------------------------
                                         Keith E. Palmer
                                         Chief Financial Officer



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